UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2003

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Item 5. Other Events.

On June 9, 2003, WorldCom, Inc. (“WorldCom” or the “Company”) released publicly the Report of Investigation by the Special Investigative Committee of the Board of Directors of WorldCom, dated as of March 31, 2003. The Special Investigative Committee of the Board of Directors conducted an independent investigation of WorldCom’s past accounting practices with the law firm of Wilmer, Cutler & Pickering as special counsel and PricewaterhouseCoopers LLP as their financial advisors. The Special Investigative Committee of the Board of Directors completed its investigation on March 31, 2003. At the request of the U.S. Attorney’s Office for the Southern District of New York, the report has been withheld from publication until today.

A copy of the Report of Investigation by the Special Investigative Committee of the Board of Directors is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Report of Investigation by the Special Investigative Committee of the Board of Directors of WorldCom, Inc., dated as of March 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC.
(Registrant)

By:

/s/ Michael H. Salsbury
Name:	Michael H. Salsbury
Title:	General Counsel and Secretary

Dated: June 9, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Report of Investigation by the Special Investigative Committee of the Board of Directors of WorldCom, Inc., dated as of March 31, 2003

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